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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: July 15, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 2002-3
             ------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       United States                    333-84400                22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


          White Clay Center, Building 200, Newark, DE          19711
          -------------------------------------------       ----------
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2002-3 ("Series 2002-3"), which issued multiple classes of Asset Backed Notes.

         On July 15, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 2002-3 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits            Description
               --------            -----------
                 20.1              Monthly Noteholders Statement with respect to
                                   the July 15, 2004 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 15, 2004

                                             By: CHASE MANHATTAN BANK USA,
                                             NATIONAL ASSOCIATION,
                                             as Administrator


                                             By: /s/ Patricia M. Garvey
                                                 -------------------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

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                    INDEX TO EXHIBITS
                    -----------------

Exhibit No.         Description
-----------         -----------
20.1                Monthly Statement to Noteholders on July 15, 2004